                                                                    Exhibit 99.1

                                TABLE OF CONTENTS

                                                                                                           PAGE
Notes to unaudited pro forma combined condensed financial statements                                         1

Unaudited pro forma combined condensed statement of operations for the year ended December 31, 2000          2

Notes to unaudited pro forma combined condensed statement of operations for the
year ended December 31, 2000                                                                                 3

Unaudited pro forma combined condensed statement of operations for the six months ended June 30, 2001        4

Notes to unaudited pro forma combined condensed statement of operations for the six months ended June
30, 2001                                                                                                     5

               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

    On January 23, 2001, Inverness Medical Technology, Inc. ("Inverness") acquired Integ Incorporated ("Integ") for an aggregate purchase price of approximately $70,680,000, which consisted of 1,735,721 shares of common stock of Inverness with a fair value of $54,870,000, options and warrants to purchase an aggregate of 368,623 shares of Inverness common stock with an aggregate fair value of $8,141,000, $5,109,320 to redeem all of Integ's preferred stock, $959,000 in aggregate costs to exit certain activities of Integ and $1,601,000 in direct acquisition costs. In addition, Inverness also acquired LXN Corporation ("LXN") on March 28, 2001. The aggregate purchase price of approximately $27,615,000 consisted of $6,133,000 in cash advanced to LXN to fund LXN's pre-merger cash requirements, 795,069 shares of Inverness common stock with a fair value of $19,495,000, an option to purchase up to 83,333 shares of Inverness common stock with a fair value of $1,483,000, $302,000 in costs to exit certain activities of LXN and $202,000 in direct acquisition costs. Both acquisitions were accounted for as a purchase. Accordingly, the operating results of the acquired entities will be included in Inverness' financial results from the date of each acquisition. The allocation of the purchase price to the fair value of the assets acquired was based upon the results of an independent appraisal of the fair value of the assets of Integ and LXN. The unaudited pro forma combined condensed financial statements combine (i) the historical statement of operations of Inverness, Integ and LXN for the year ended December 31, 2000 and (ii) the historical statements of operations of Inverness, Integ and LXN for the six months ended June 30, 2001 as if the acquisitions were consummated on January 1, 2000 and January 1, 2001, respectively. The pro forma information is not necessarily indicative of either the results which would have actually been reported if the acquisitions of Integ and LXN occurred on these dates or of results which may be reported in the future.

              INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                            HISTORICAL (1)                               PRO FORMA
                                            ----------------------------------------------   -----------------------------------
                                               INVERNESS           INTEG           LXN        ADJUSTMENTS (2)   COMBINED COMPANY
Net product sales ..........................  169,867,829               --      4,523,522              --        174,391,351
Grant and other revenues ...................      476,443               --             --              --            476,443
                                             ------------       ----------     ----------     -----------       ------------
    Net revenues ...........................  170,344,272               --      4,523,522              --        174,867,794

Cost of sales ..............................   99,723,395               --      4,544,287              --        104,267,682
                                             ------------       ----------     ----------     -----------       ------------
    Gross profit ...........................   70,620,877               --        (20,765)             --         70,600,112

Operating expenses:
    Research and development ...............   12,489,032        3,464,647        433,373        (107,118) (A)    16,279,934
    Selling, general and administrative ....   38,733,682        1,599,297     11,018,882       4,219,743  (B)    55,571,604
                                                                                               (2,479,107) (C)    (2,479,107)
                                             ------------       ----------     ----------     -----------       ------------
        Total operating expenses ...........   51,222,714        5,063,944     11,452,255       1,633,518         69,372,431
        Operating income (loss) ............   19,398,163       (5,063,944)   (11,473,020)     (1,633,518)         1,227,681

Interest expense, including amortization
    of original issue discount .............   (7,583,273)        (375,745)    (2,694,538)             --        (10,653,556)

Interest and other income (expense), net ...    1,785,259          137,041        224,522              --          2,146,822
                                             ------------       ----------     ----------     -----------       ------------
Income (loss) before dividends and
    accretion on mandatorily redeemable
    preferred stock of a subsidiary ........   13,600,149       (5,302,648)   (13,943,036)     (1,633,518)        (7,279,053)
Dividends and accretion on mandatorily
    redeemable preferred stock of a
    subsidiary .............................     (430,375)              --             --              --           (430,375)
                                             ------------       ----------     ----------     -----------       ------------
        Income (loss) before income
           taxes and extraordinary loss ....   13,169,774       (5,302,648)   (13,943,036)     (1,633,518)        (7,709,428)

(Provision) benefit for income taxes .......     (168,633)              --             --              --           (168,633)
                                             ------------       ----------     ----------     -----------       ------------
        Income (losss) before
           extraordinary loss ..............   13,001,141       (5,302,648)   (13,943,036)     (1,633,518)        (7,878,061)

Extraordinary loss on modification
    and early extinguishment of debt .......   (2,361,518)              --             --              --         (2,361,518)
                                             ------------       ----------     ----------     -----------       ------------
Net Income (loss) ..........................   10,639,623       (5,302,648)   (13,943,036)     (1,633,518)       (10,239,579)
                                             ============       ==========     ==========     ===========       ============
Net income per common share

    Basic ..................................         0.43 (3)        (0.54)        (26.13)                             (0.39)

    Diluted ................................         0.37 (3)        (0.54)        (26.13)                             (0.39)

Weighted average shares

    Basic ..................................   23,631,949        9,840,298        549,846      (7,859,354)(4)     26,162,739

    Diluted ................................   28,328,388        9,840,298        549,846     (12,391,514)(5)     26,327,018


               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

The accompanying unaudited pro forma combined condensed statement of operations for Inverness Medical Technology Inc. and Subsidiaries for the year ended December 31, 2000 reflects the following:

(1) Reflects the historical operations of Inverness, Integ and LXN assuming the acquisition of Integ and LXN occurred on January 1, 2000.

(2) Reflects the pro forma adjustments related to the acquisition of Integ and LXN. In accordance with Security Exchange Commission Regulations, the proforma adjustments exclude the recognition and subsequent write off of nonrecurring charges totaling $55,600,000 and $523,000 from the acquisition of Integ and LXN, respectively . The proforma adjustments are as follows:

     (A) Reflects reversal of depreciation related to Integ's fixed assets that were written-down as part of the acquisition by Inverness.

     (B) Reflects the amortization expense on acquired intangible assets based on their estimated useful lives ranging from 3 to 10 years.

     (C) Represents the reversal of stock-based compensation expense of LXN.

(3) Historical basic and diluted net income per common share is computed as described in Inverness' Form 10-K as of and for the year ended December 31, 2000, as filed with the Securities and Exchange Commission on April 2, 2001.

(4) Represents the increase in LXN shares and the reduction of Integ shares to reflect the equivalent number of Inverness shares issued upon consummation of the acquisitions.

(5) Represents the increase in LXN shares and the reduction of Integ shares to reflect the equivalent number of Inverness shares issued upon consummation of the acquisitions, net of the reduction by Inverness potential common stock equivalents that would have been antidilutive to the combined net loss per common share.

               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001


                                                            HISTORICAL (1)                                     PRO FORMA
                                             -----------------------------------------------  ----------------------------------
                                               INVERNESS             INTEG           LXN      ADJUSTMENTS (2)   COMBINED COMPANY
                                             -------------        -----------     ----------  ---------------   ----------------
Net product revenues ......................    111,576,483               --        1,808,549            --         113,385,032
Grant and other revenues ..................         88,896               --             --              --              88,896
                                             -------------        -----------     ----------   -----------       -------------
   Net revenues ...........................    111,665,379               --        1,808,549            --         113,473,928

Cost of sales .............................     76,454,894               --        1,484,138            --          77,939,032
                                             -------------        -----------     ----------   -----------       -------------
   Gross profit ...........................     35,210,485               --          324,411            --          35,534,896

Operating expenses:
Research and developmen....................     10,264,269            250,332        177,424        (6,750) (A)     10,685,275
Selling, general and administrative .......     19,961,998            106,587      2,184,781       815,470  (B)     23,068,836
Stock-based compensation ..................             --                 --        515,000            --             515,000
In-process research and development .......     56,123,000                 --             --   (56,123,000) (C)             --
                                             -------------        -----------     ----------   -----------       -------------
        Total operating expenses ..........     86,349,267            356,919      2,877,205   (55,314,280)         34,269,111

        Operating income (loss) ...........    (51,138,782)          (356,919)    (2,552,794)   55,314,280           1,265,785

Interest expense, including amortization
    of original issue discount ............     (1,454,582)              (177)        (1,358)           --          (1,456,117)
Interest and other income (expense), net ..      1,641,543              6,601         10,186            --           1,658,330
                                             -------------        -----------     ----------   -----------       -------------

Income (loss) before dividends and
    accretion on mandatorily redeemable
    preferred stock of a subsidiary .......    (50,951,821)          (350,495)    (2,543,966)   55,314,280           1,467,998

Dividends and accretion on mandatorily
    redeemable preferred stock of a
    subsidiary ............................        (93,368)                --             --            --             (93,368)
                                             -------------        -----------     ----------   -----------       -------------
        Income (loss) before income taxes .    (51,045,189)          (350,495)    (2,543,966)   55,314,280           1,374,630

(Provision) benefit for income taxes ......     (1,430,517)                --           (800)           --          (1,431,317)
                                             -------------        -----------     ----------   -----------       -------------
Net income/(loss) .........................    (52,475,706)          (350,495)    (2,544,766)   55,314,280             (56,687)
                                             =============        ===========     ==========   ===========       =============
Net income per common share
    Basic and diluted .....................          (1.68)(4)                                                           (0.00)

Weighted average shares
   Basic and diluted ......................     31,187,512                                       4,388,503 (5)      36,259,721

               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

The accompanying unaudited pro forma combined statement of operations for Inverness Medical Technology Inc. and Subsidiaries for the six months ended June 30, 2001 reflects the following:

(1) Amounts reflect the operations of Integ and LXN from the date of acquisition.

(2) Amounts represent pre-acquisiton results of operations for Integ and LXN for the six months ended June 30, 2001.

(3) Reflects the following pro forma adjustments related to the acquisition of Integ and LXN:

     (A) Reflects reversal of depreciation related to Integ's fixed assets that were written-down as part of the acquisition by Inverness.

     (B) Reflects the amortization expense on acquired intangible assets based on their estimated useful lives ranging from 3 to 10 years.

     (C) Represents the reversal of nonrecurring charges, in accordance with Securities and Exchange Commission regulations.

(4) Historical basic and diluted net loss per common share is computed as described in Inverness' Form 10-K as of and for the year ended December 31, 2000, as filed with the Securities and Exchange Commission on April 2, 2001.

(5) Amount represents an adjustment to reflect the weighting of Integ and LXN shares from January 1, 2001.